SCHEDULE 14A INFORMATION
                               ------------------------

                   Proxy Statement Pursuant to Section 14(a) of the
                           Securities Exchange Act of 1934
                                 (Amendment No.    )

     Filed by the Registrant  [X]
     Filed by a Party other than the Registrant  [ ]
     Check the appropriate box:
     [X]  Preliminary Proxy Statement
     [ ]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
          Section 240.14a-12

                             AMERICAN ELECTROMEDICS CORP.
     ---------------------------------------------------------------------------
                   (Name of Registrant as Specified In Its Charter)

     Payment of Filing Fee (Check the appropriate box):

     [X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-
          6(j)(2).

     [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
          11.

        1)     Title of each class of securities to which transaction applies:

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        2)     Aggregate number of securities to which transaction applies:

               ----------------------------------------------------------------

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

               ----------------------------------------------------------------

        4)     Proposed maximum aggregate value of transaction:

               ----------------------------------------------------------------

        5)     Total fee paid:

               ----------------------------------------------------------------

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount Previously Paid:
               ----------------------------------------------------------------

        2)     Form, Schedule or Registration Statement No.:

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        3)     Filing Party:

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        4)     Date Filed:

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
                                                                     PRELIMINARY
                                                                          COPIES

                             AMERICAN ELECTROMEDICS CORP.

                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                              TO BE HELD OCTOBER 8, 1996
                                     ____________

          Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of American Electromedics Corp., a Delaware corporation (the "Company"), will be held at Reid & Priest LLP, 40 West 57th Street, New York, New York, on Tuesday, October 8, 1996, at 10:00 a.m., local time, for the following purposes:

        1. To elect a Board of five Directors to serve for the following year and until their successors have been elected.

        2.     To approve the adoption of the 1996 Stock Option Plan.

        3. To authorize the Board of Directors to effect a Reverse Stock Split (any one falling within a range between and including a one-for-one and one-half and a one-for-five Reverse Stock Split) of the Company's outstanding Common Stock, depending upon a determination by the Board that a Reverse Stock Split is in the best interests of the Company and the stockholders.

        4. To act upon such other matters as may properly come before the Meeting or any adjournments thereof.

               Only stockholders of record at the close of business on September 6, 1996 shall be entitled to notice of and to vote at the Meeting or any adjournments thereof. All stockholders are cordially invited to attend the Meeting in person.

                              By order of the Board of Directors



                              Michael T. Pieniazek
                              Secretary

     September 9, 1996
     Amherst, New Hampshire


     IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WISH YOUR SHARES OF COMMON STOCK TO BE VOTED, YOU ARE REQUESTED TO SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. A RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES IS ENCLOSED FOR THAT PURPOSE.

                                                                     PRELIMINARY
                                                                          COPIES


                             AMERICAN ELECTROMEDICS CORP.

                                   _______________

                                   PROXY STATEMENT

                                   ________________


                            ANNUAL MEETING OF STOCKHOLDERS

                                   OCTOBER 8, 1996


                                       GENERAL
                                       -------

          This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of American Electromedics Corp., a Delaware corporation (the "Company"), of proxies for use at the 1996 Annual Meeting of Stockholders of the Company (the "Meeting") to be held at the offices Reid & Priest LLP, 40 West 57th Street, New York, New York, on October 0, 1996, at 10:00 a.m., local time, and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders ("Notice of Meeting").

          The Proxy Statement, Notice of Meeting and accompanying Proxy are first being mailed to stockholders on September 10, 1996.

          A copy of the Company's Annual Report for the fiscal year ended July 29, 1995 accompanies this Proxy Statement or has previously been sent to stockholders of record as of September 6, 1996.


                         VOTING SECURITIES AND VOTE REQUIRED
                         -----------------------------------

          Only stockholders of record at the close of business on September 6, 1996 (the "Record Date") are entitled to notice of and to vote the shares of common stock, $.10 par value (the "Common Stock"), of the Company held by them on such date at the Meeting or any and all adjournments thereof. As of the Record Date, 12,273,333 shares of Common Stock were outstanding. There was no other class of voting securities outstanding at that date.

          Each share of Common Stock held by a stockholder entitles such stockholder to one vote on each matter that is voted upon at the Meeting or any adjournments thereof.

          The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting. Assuming that a quorum is present, (i) a plurality of votes cast will be required for the election of directors, (ii) the affirmative vote of the holders of a majority of the shares of Common Stock voting at the Meeting will be required to approve the 1996 Stock Option Plan, and (iii) the affirmative vote of the holders of a majority of the shares of Common Stock outstanding will be required for approval of the Reverse Stock Split.

          With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect except that votes withheld will be counted toward determining the presence of a quorum for the transaction of business. Abstentions and broker "non-votes" will be counted toward determining the presence of a quorum for the transaction of business. Abstentions may be specified on all proposals except the election of directors. With respect to all proposals other than the election of directors, abstentions will have the effect of a negative vote. A broker "non-vote" will have no effect on the outcome of any of the proposals.

          If the accompanying Proxy is properly signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying Proxy will vote "FOR" the Board of Directors' slate of nominees, "FOR" approval of the 1996 Stock Option Plan and "FOR" approval of the Reverse Stock Split, and as recommended by the Board of Directors with regard to any other matters or if no such recommendation is given, in their own discretion. Each Proxy granted by a stockholder may be revoked by such stockholder at any time thereafter by writing to the Secretary of the Company prior to the Meeting, or by execution and delivery of a subsequent Proxy or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such Proxy.

          The cost of soliciting these Proxies, consisting of the printing, handling, and mailing of the Proxy and related material, and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding proxy material to the beneficial owners of stock, will be paid by the Company.

          In order to assure that there is a quorum, it may be necessary for certain officers, directors, regular employees and other representatives of the Company to solicit Proxies by telephone or telegraph or in person. These persons will receive no extra compensation for their services.


            SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
            --------------------------------------------------------------

          The following table sets forth information as of the Record Date concerning (i) persons known to the Company to be the beneficial owners of more than 5% of the Company's Common Stock, (ii) the ownership interest of each director and nominee, and (iii) by all directors and executive officers as a group.

                                               AMOUNT AND NATURE OF   PERCENT OF
         NAME                  POSITION       BENEFICIAL OWNERSHIP[1]  OWNERSHIP
         ----                  --------        --------------------    ---------

     Alan Gelband           Nominee and 5%          2,745,500 shs[2]      22.1%
      30 Lincoln Plaza      Beneficial Owner
      New York, NY 10023

     Noel A. Wren           Director, Chief         1,075,000 shs          8.8%
                             Executive Officer
                             and President

     Martin Bader           Director                640,000 shs[3]         4.6%

     Kenneth Levy           Director                496,400 shs[4]         4.0%

     Thomas A. Slamecka     Nominee                     -0-                  -

     Joseph Wear            Director                275,000 shs[5]         2.2%

     All Executive Officers
      and Directors as a
      Group (5 persons)                             2,561,000 shs[6]      20.4%


     --------------------
     1.   Includes options exercisable within 60 days from the Record Date.

     2. Includes (i) options for 150,000 shares, and (ii) the indirect beneficial ownership of 715,000 shares of the Company's Common Stock, represented by 500,000 shares through Mr. Gelband's interest in the Alan Gelband Company, Inc. Defined Contribution Plan and 215,000 shares through his interest in the Alden Foundation.

     3. [Includes 590,000 shares owned by a corporation wholly-owned by Mr. Bader.]

     4. Includes (i) 30,000 shares owned by Mr. Levy's wife as to which shares he disclaims beneficial ownership and (ii) options for 150,000 shares.

     5.   Includes options for 50,000 shares.

     6.   Includes options for 350,000 shares.



                                      PROPOSAL 1
                                      ----------

                                ELECTION OF DIRECTORS
                                ---------------------

               At the Meeting five directors will be elected to serve until the next Annual Meeting and until their successors are elected and qualified. The Board of Directors will vote all Proxies received by them in the accompanying form for the nominees listed below. The current size of the Board of Directors of the Company is four. The size of the Board of Directors will be increased to five as of the Meeting. Under the Company's By-Laws, the Board of Directors may increase the number of directors and elect a person to fill the vacancy created by an increase in the size of the Board. At the last Annual Meeting of Stockholders, Noel A. Wren and Martin Bader were elected directors. Martin Bader will not stand for re-election. Kenneth Levy and Joseph Wear were elected directors in 1995 to fill vacancies caused by resignations of two directors. In the event any nominee is unable to or declines to serve at the time of the Meeting, the Proxies will be voted for an alternative nominee who shall be designated by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director.

               The following sets forth information about each nominee for election to the Board of Directors:
                                                                    Year Became
               Name          Age   Position with the Company        Director
               ----          ---   -------------------------        --------

               Noel A. Wren          46   President, Chief Executive    1989
                                          Officer, and Director
               Alan Gelband          51   Nominee                        --
               Kenneth Levy          49   Director                      1995

               Thomas A. Slamecka    55   Nominee                        --
               Joseph Wear           61   Director                      1995
     =========================================================================

          The terms of the Directors will expire at the next annual meeting of stockholders. The Company's officers are elected by the Board of Directors and hold office at the will of the Board.

          Noel A. Wren has been President and Chief Executive Officer of the
          ------------
     Company since November 1988 and October 1992, respectively, having served as Chief Operating Officer and Chief Financial Officer of the Company from November 1988 to October 1992. He had been founder and President of Red Line Research Laboratories, Inc., manufacturer of rechargeable battery packs for the consumer electronics industry, from 1982 to 1988. Prior to founding Red Line, Mr. Wren was an executive with Fidelitone, Inc.

          Alan Gelband has been for the past 13 years the sole shareholder,
          ------------
     officer and director of Alan Gelband Company, Inc., a New York company engaged in financial and management consulting and investments.

          Kenneth Levy has since 1993 been an investment banker for Marshall,
          ------------
     Alexander & Marshall, Inc. in New York. In 1990, Mr. Levy founded MR International Enterprises, which owned various Russian companies, and served as its President from 1990 to 1994. Mr. Levy is also a director of DSI Industries, Inc., a company engaged in oil drilling.

          Thomas A. Slamecka has been President of the ConAgra Poultry Company,
          ------------------
     Inc., Duluth, Georgia since 1995. From 1990 to 1994, he was President and Chief Executive Officer of GEEC Poultry Inc., Atlanta, Georgia.

          Joseph Wear has since 1987 been a partner in Philadelphia
          -----------
     Entrepreneurial Partners, which is engaged in management consulting to small and medium business. From 1970 to 1987, Mr. Wear was President and Chief Executive Officer of Summit Airlines.


                            BOARD MEETINGS AND COMMITTEES
                            -----------------------------
               The Board of Directors of the Company held a total of six meetings during the fiscal year ended July 29, 1995, including actions by unanimous written action. No director attended fewer than 75% of the aggregate of all meetings of the Board of Directors.

               The Board of Directors has the following Committees: Executive Committee, Audit Committee and Compensation Committee. The Executive Committee consists of Messrs., Levy and Wren initiates corporate strategy. The Audit Committee consists of Messrs. Bader and Wear reviews the accounting policies of the Company. The Compensation and Option Committee consists of Messrs. Levy and Wear recommends executive compensation and administers the Company's option plans. This Committee will administer the Company's 1996 Stock Option Plan, if the plan is approved by the stockholders of the Company at the Meeting.

                              COMPENSATION OF DIRECTORS
                              -------------------------

               The Company pays $1,000 a quarter to Mr. Wear for serving as a director. Upon becoming a director in March 1995, Mr. Wear was granted an option to purchase 50,000 shares of the Company's Common Stock at an exercise price of $.125 per share for two years, exercisable as to 50% of the options after six months and the balance after 12 months. The exercise price was equal to the fair market value of the Common Stock at the date of grant.


                   EXECUTIVE COMPENSATION AND EMPLOYMENT AGREEMENTS
                   ------------------------------------------------

               The following table sets forth all cash compensation for the fiscal year ended July 29, 1995 of the executive officers whose compensation exceeded $100,000 for services rendered to the Company.

                              SUMMARY COMPENSATION TABLE

     ---------------------------------------------------------------------------

     NAME AND             YEAR        SALARY      BONUS      # OPTIONS    LONG
     PRINCIPAL                                               GRANTED      TERM
     POSITION                                                             AWARDS
     ---------------------------------------------------------------------------
     Noel A. Wren,        1995        $97,500      --          --          --
     President and        1994         95,000     $3,500       --          --
     Chief Executive      1993         83,750      --       100,000        --
     Officer
     ---------------------------------------------------------------------------

               Mr. Wren is furnished with an automobile for business and personal use. The compensation specified in the preceding table does not include the value of non-business use as the amounts were not material.

               As of July 31, 1995, the Company entered into an Employment Agreement with Noel Wren to serve as President and Chief Executive Officer of the Company for a term of three years terminating on July 31, 1998. Under the Agreement, Mr. Wren receives an annual base salary of $105,000, reviewable each year by the Board of Directors with a view toward increases, plus cash bonuses ranging from three percent to ten percent of the Company's annual net pre-tax profits for each fiscal year above $180,000, as well as additional bonuses awarded by the Compensation Committee of the Board of Directors based upon factors other than the Company's profits. Mr. Wren has a severance package which includes his then annual base salary payable for 12 months, accrued bonus and continuation of all health benefits for one year from the date of his termination. The Employment Agreement includes a "Change of Control" provision which provides that Mr. Wren shall receive the above described severance package in the event of a material change in the composition of the Board of Directors.


         AGGREGATED OPTION EXERCISES FOR THE FISCAL YEAR ENDED JULY 29, 1995
                               AND FY-END OPTION VALUES
     ---------------------------------------------------------------------------
                                                                 VALUE OF
                                             NUMBER OF           UNEXERCISED
                                             UNEXERCISED         IN-THE-MONEY
                                             OPTIONS AT          OPTIONS AT
                                             FY-END (#)          FY-END ($)
     --------------------------------------------------------------------------
     NAME           SHARES         VALUE     EXERCISABLE/        EXERCISABLE/
                    ACQUIRED       REALIZED  UNEXERCISABLE       UNEXERCISABLE
                    ON EXERCISE      ($)
                       (#)
     --------------------------------------------------------------------------
     Noel A. Wren   1,100,000      $27,500   50,000/-0-          $15,625/-0-
     ---------------------------------------------------------------------------


                    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
                    ---------------------------------------------

               On March 24, 1995, Alan Gelband Company, Inc., which is owned by Alan Gelband entered into an Agreement with the Company to provide general advice regarding the Company's finances, including assistance in the raising of capital and evaluation of potential acquisitions. Under the terms of the Agreement, the Company pays to Mr. Gelband a base fee of $2,500 per month. Mr. Gelband is also entitled to a finder's fee in the event that he brings a potential acquisition to the Company and such acquisition is ultimately consummated. The finder's fee is a percentage of the aggregate amount of consideration paid by the Company for such acquisition, and would be reduced by the amount of the base fee previously paid. The Agreement is on a month-to-month basis, terminable on 15 days notice.

               On March 24, 1995, Kenneth Levy, a director of the Company, entered into an Agreement with the Company to provide general advice regarding the Company's finances, including assistance in the raising of capital and evaluation of potential acquisitions. Under the terms of the Agreement, the Company pays to Mr. Levy a base fee of $2,500 per month. The Agreement is on a month-to-month basis, terminable on 15 days notice.

               Upon entry into the Agreements with Messrs. Gelband and Levy, the Company granted options to each of them for 150,000 shares of the Company's Common Stock at an exercise price of $.125 per share for a period of two years, exercisable as to 50% of the options after six months and the balance after 12 months. The exercise price was equal to the fair market value of the Common Stock at the date of grant.


                                      PROPOSAL 2
                                      ----------

                   ADOPTION OF THE COMPANY'S 1996 STOCK OPTION PLAN
                  -------------------------------------------------
     General
     -------
               On August 12, 1996, the Board of Directors of the Company adopted the Company's 1996 Stock Option Plan (the "1996 Plan"), subject to approval by the Company's stockholders. The Board of Directors proposes the adoption of the 1996 Plan to provide a means whereby certain employees, directors and other persons who perform services for or on behalf of the Company, any subsidiaries and certain other entities, or who are deemed to be in a position to perform such services in the future, may develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to remain with and devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders.

               The full text of the 1996 Plan is attached hereto as Exhibit A to this Proxy Statement, and the following description of the 1996 Plan is qualified by reference to the text thereof.

     Prior Plans
     -----------

               In 1984, the Company had adopted the 1983 Incentive Stock Option Plan and the 1983 Non-Qualified Stock Option Plan. Both plans expired in 1993. The Incentive Plan provided for the issuance of up to 300,000 shares of Common Stock, of which options for 55,000 shares had been exercised and no options are outstanding thereunder. The Non-Qualified Plan provided for the issuance of up to 150,000 shares of Common Stock, of no options thereunder were ever exercised or are now outstanding.

               In 1988, the Company had adopted the 1987 Non-qualified Stock Option Plan. This Plan provides for the issuance of up to 1,000,000 shares of Common Stock and terminates in 1997. Under this Plan, options for 600,000 shares have been exercised, options for 350,000 shares are outstanding at an exercise price of $.12-1/2 per share expiring in 1997 and options for 50,000 shares are available for grant.

     Administration
     --------------

               The 1996 Plan will be administered by the Compensation and Option Committee (the "Option Committee") which shall consist of two members of the Board of Directors who are not also employees of the Company. Members of the Option Committee must consist of directors who are, and shall continue to be "Non-Employee directors" within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Option Committee shall have sole authority to select the individuals who are to be granted Options from among those eligible to participate in the 1996 Plan and to establish the number of shares which may be issued under each Option.

     Eligibility
     -----------

               Options may be granted only to (i) individuals who are employees of the Company and its subsidiaries, including officers and directors who are also employees at the time the Option is granted, (ii) individuals who are directors but not also employees of the Company and its subsidiaries ("Non-Employee Directors"), and (iii) any other persons who perform services for or on behalf of the Company and its subsidiaries, affiliates or any entity in which the Company has an interest, or who are deemed by the Option Committee to be in a position to perform such services in the future. Options that constitute incentive stock option ("ISOs") may only be granted to employees described in clause (i) above, and Non-Employee Directors shall only be granted non-qualified stock options ("NQSOs"). No Options may be granted under the 1996 Plan after August 9, 2006.

     Shares Subject to the 1996 Plan
     -------------------------------

               A maximum of 1,500,000 shares of Common Stock may be issued under the 1996 Plan. Either treasury shares or shares which are authorized but unissued may be utilized under the 1996 Plan. The number of shares is subject to adjustments for changes in capitalization or in connection with certain corporate transactions, such as the Reverse Stock Split which is Proposal 3 herein. Any shares subject to Options which expire or terminate prior to being exercised in full may again be used for an Option under the 1996 Plan. The Company intends to register the shares of Common Stock under the 1996 Plan on Form S-8 under the Securities Act of 1933 as soon as practicable after necessary stockholder approval.

     Options
     -------

               Options granted under the 1996 Plan may be either ISOs or NQSOs. See "Federal Income Tax Consequences" below. The option price of each share of Common Stock subject to an Option will be fixed by the Option Committee but shall not be less than the fair market value of the Common Stock on the date of grant of the Option. Under the 1996 Plan, the fair market value with respect to such shares be equal to the last reported sales prices of the Common Stock on the NASDAQ Electronic Bulletin Board (or other interdealer quotation system or exchange) on the day on which an Option is granted. An Option designated as an ISO is intended to qualify as such under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the aggregate fair market value, determined at the time of grant, of the shares with respect to which ISO's are exercisable for the first time by an individual during any calendar year may not exceed $100,000. NQSOs are not subject to this requirement. Certain adjustments in the option price may be made for extraordinary dividend distributions.

               The Option Committee shall determine the option period, provided it is not longer than five years, in the case of ISOs, or 10 years, in the case of NQSOs, subject to earlier termination, the vesting period and the payment terms. In the event of termination of employment, the Optionee may exercise his Options at any time within one year of the termination, but in no event later than the expiration date of the Option; however, if the employee is terminated "for cause," the Option expires immediately. All options vest upon a "change of control" of the Company.

               Upon exercise of an Option, payment for shares may be made in cash, or, if the option agreement so provides, in shares of Common Stock calculated based upon their fair market value as of the date of their delivery or, a combination of stock and cash.

     Transferability
     ---------------

               Options granted under the 1996 Plan are not transferable by the Optionee otherwise than by will or the laws of descent and distribution, to the Optionee's spouse or his children, grandchildren or parents. Options are exercisable during the lifetime of the optionee only by the Optionee or by the Optionee's guardian or legal representative.

     Stockholder Status
     ------------------

               Recipients of Options under the 1996 Plan will not have any rights as stockholders by virtue of the grant of an Option except with respect to shares of Common Stock actually issued or delivered to such recipient.

     Termination.  Suspension or Modification of the 1996 Plan
     ---------------------------------------------------------

               The Board of Directors may terminate, suspend, or modify the 1996 Plan at any time but may not, without authorization of the Company's stockholders, effect any change which under Section 16(b) of the Exchange Act, applicable Delaware law or tax law, or the rules of any national securities exchange or national quotation system on which the Common Stock is then listed or traded requires the prior approval of stockholders.


     Federal Income Tax Consequences
     -------------------------------

               A participant under the 1996 Plan does not realize income for federal income tax purposes as a result of (i) the grant of an ISO under the 1996 Plan or (ii) the exercise of an ISO under the 1996 Plan. The Company is not entitled to a federal income tax deduction upon the grant or exercise of an ISO. Long-term capital gains tax rates will apply to the gain (excess of the amount received for the shares over the amount paid for the shares) at the time that the participant disposes of the shares provided that certain holding requirements discussed below are met. The spread between the exercise price and the fair market value of the transferred shares at the time of the exercise of an ISO is included in alterative minimum taxable income subject to the alterative minimum tax for the taxable year in which such transfer occurs. If the shares are disposed of in the same taxable year and the amount realized is less than that fair market value at the time of exercise, the amount included in the alterative minimum taxable income will not exceed the amount realized over the adjusted basis of the shares.

               The availability of the income tax treatment discussed in the foregoing paragraph is subject to two conditions. First, the participant must continue to be an employee of the Company or a parent or subsidiary of the Company at all times during the period beginning on the date that the ISO was granted and ending (with exceptions for disability and death) on the date three months before the option is exercised. Second, such income tax treatment is available only if the participant does not dispose of the shares acquired pursuant to the exercise of the ISO (i) within two years from the date of granting of the Option nor (ii) within one year after the shares were issued pursuant to the exercise of the Option. If the participant disposes of the shares prior to the expiration of the required holding period, the participant realizes ordinary income in the year of disposition and the same amount is then deductible by the Company.

               In the case of an ISO, the tax consequences to the participant of the payment of the option price with shares of stock previously acquired ("Previously Acquired Shares") will depend on the nature of the Previously Acquired Shares. If the Previously Acquired Shares were acquired through the exercise of an ISO ("Statutory Option") and if such Previously Acquired Shares are being transferred prior to the expiration of the applicable minimum statutory period, the transfer is treated as a disqualifying disposition of the Previously Acquired Shares. If the Previously Acquired Shares were acquired other than pursuant to the exercise of a Statutory Option, or were acquired pursuant to the exercise of a Statutory Option but have not been held for the applicable minimum statutory holding period, no gain or loss is recognized on the exchange. In either case, (i) the participant's basis in the number of shares received equal to the Previously Acquired Shares exchanged is the same as his basis in the Previously Acquired Shares, increased by any income recognized upon the disqualifying disposition of the Previously Acquired Shares, and (ii) the participant's basis in the shares received in excess of the number of Previously Acquired Shares is zero.

               Similarly, a participant realizes no income as a result of the grant of a NQSO under the 1996 Plan. However, a participant realizes ordinary income upon the exercise of the NQSO (or at the later date described below) equal to the excess of the fair market value of the shares at the time of exercise (or at such later date) over the option exercise price. The Company is not entitled to a federal income tax deduction upon the grant of the NQSO, but upon transfer of the shares to such participant upon its exercise (or at the later date described below) an amount corresponding to the participant's taxable income becomes deductible by the Company. The amount of income recognized at the time of exercise is added to the option price to determine the participant's basis in the shares, and any further appreciation upon ultimate sale of the shares is taxable as short- or long-term capital gains (with the holding period measured from the date of exercise). If the shares received upon exercise are not transferable and are subject to a substantial risk of forfeiture, the realization of compensation income is postponed until the earlier of the lapse of the forfeiture restrictions or the making of an "IRC 83(b) election." For such purposes, potential liability by Company insiders under securities laws with respect to short swing trading constitutes a substantial risk of forfeiture. Where other shares of stock have been purchased within six months of exercise of the option, recognition of the compensation attributable to such exercise may be postponed for a period of six months from the date of purchase of such other shares of stock due to such liability.

               In the case of an NQSO, if the option exercise price is paid by the delivery of "Previously Acquired Shares" having a fair market value equal to the option price, gain or loss is not recognized on the exchange. The participant would recognize ordinary income equal to the fair market value at date of exercise of shares in excess of the number of Previously Acquired Shares. The participant's basis in the number of shares received equal to the number of Previously Acquired Shares exchanged is the same as his basis in the Previously Acquired Shares. The Participant's basis in the excess shares is equal to the income recognized at the date of exercise of the NQSO.

               The foregoing is only a summary of the principal tax consequences to the Company and the participants from the grant and exercise of Options under the 1996 Plan.

               THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE 1996 STOCK OPTION PLAN.


                                      PROPOSAL 3

        AUTHORIZE THE BOARD OF DIRECTORS TO EFFECT A REVERSE STOCK SPLIT (ANY
          ONE FALLING WITHIN A RANGE BETWEEN AND INCLUDING A ONE-FOR-ONE AND ONE-HALF AND A ONE-FOR-FIVE REVERSE STOCK SPLIT) OF THE COMPANY'S
           OUTSTANDING COMMON STOCK, DEPENDING UPON A DETERMINATION BY THE BOARD THAT A REVERSE STOCK SPLIT IS IN THE BEST INTERESTS OF THE
                            COMPANY AND THE STOCKHOLDERS.


               On August 12, 1996, the Board of Directors authorized, subject to stockholder approval, a Reverse Stock Split (any one falling within a range between and including a one-for-one and one-half and a one-for-five Reverse Stock Split) of the Company's outstanding Common Stock that may be effected by the Board depending on market conditions. The intent of the Reverse Stock Split is to increase the marketability and liquidity of the Common Stock.

               If the Reverse Stock Split is approved by the stockholders at the Meeting, it will be effected only upon a determination by the Board of Directors that the Reverse Stock Split is in the best interests of the Company and the stockholders. In connection with any determination by the Board of Directors to such effect, the Board will select in its discretion the ratio for the Reverse Stock Split which falls within a range between and including a one-for-one and one-half and a one-for-five Reverse Stock Split which, in the Board's judgment, would result in the greatest marketability and liquidity of the Common Stock, based upon prevailing market conditions, on the likely effect on the market price of the Common Stock and other relevant factors.

               If approved by the stockholders, the Reverse Stock Split would become effective on any date (the "Effective Date") selected by the Board of Directors on or prior to the Company's next Annual Meeting of Stockholders. If no Reverse Stock Split is effected by such date, the Board of Directors will take action to abandon the Reverse Stock Split pursuant to Section 242(c) of the Delaware General Corporation Law (the "DGCL"). The procedures for consummation of the Reverse Stock Split are attached hereto as Exhibit B.

     Purposes and Effects of a Reverse Stock Split
     ---------------------------------------------

               Consummation of the Reverse Stock Split will not alter the number of authorized shares of Common Stock, which will remain 20,000,000 shares. Consummation of the Reverse Stock Split will not have any federal tax consequences to stockholders.

               The Common Stock is listed for trading on the NASDAQ Electronic Bulletin Board under the symbol AECO. On the Record Date, the reported closing price of the Common Stock on NASDAQ Electronic Bulletin Board was $________ per share. One purpose of the Reverse Stock Split is to seek trading of the Common Stock on the NASDAQ Small Cap System which requires, among other things, a minimum market price of $_____ per share.

               The Board believes that a decrease in the number of shares of Common Stock outstanding without any material alteration of the proportionate economic interest in the Company represented by individual shareholdings may increase the trading price of such shares to a price more appropriate for the NASDAQ Small Cap System, although no assurance can be given that the market price of the Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from any Reverse Stock Split or that the Company would meet the other eligibility standards for such trading market.

               Additionally, the Board believes that the current per share price of the Common Stock may limit the effective marketability of the Common Stock because of the reluctance of many brokerage firms and institutional investors to recommend lower-priced stocks to their clients or to hold them in their own portfolios. Certain policies and practices of the securities industry may tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those policies and practices involve time-consuming procedures that make the handling of lower-priced stocks economically unattractive. The brokerage commission on a sale of lower-priced stock may also represent a higher percentage of the sale price than the brokerage commission on a higher-priced issue. Any reduction in brokerage commissions resulting from the Reverse Stock Split may be offset, however, in whole or in part, by increased brokerage commissions required to be paid by stockholders selling "odd lots" created by such Reverse Stock Split.

               The par value of the Common Stock will remain at $.10 per share following any Reverse Stock Split, and the number of shares of Common Stock outstanding will be reduced. As a consequence, the aggregate par value of the outstanding Common Stock will be reduced while the aggregate capital in excess of par value attributable to the outstanding Common Stock for statutory and accounting purposes will be correspondingly increased. The resolutions approving the Reverse Stock Split provide that this increase in capital in excess of par value will be treated as capital for statutory purposes. However, under Delaware law, the Board of Directors of the Company will have the authority, subject to various limitations, to transfer some or all of such increased capital in excess of par value from capital to surplus, which additional surplus could be distributed to stockholders as dividends or used by the Company to repurchase outstanding stock. The Company currently has no plans to use any surplus so created to pay any such dividend or to repurchase stock in the foreseeable future.
     The number of record holders of the Common Stock on the Record Date was ______. The Company does not anticipate that any Reverse Stock Split would result in a significant reduction in the number of such holders, and does not currently intend to effect any Reverse Stock Split that would result in a reduction in the number of holders large enough to jeopardize continued listing of the Common Stock on the NASDAQ Electronic Bulletin Board or being subject to the periodic reporting requirements of the Securities and Exchange Commission.

               The Reverse Stock Split would have the following effects upon the number of shares of Common Stock outstanding (12,273,333 shares as of the Record Date) and the number of authorized and unissued shares of Common Stock (assuming that no additional shares of Common Stock are issued by the Company after the Record Date). The following examples are not exhaustive of all possible Reverse Stock Splits that fall with the Board approved range, and are only intended for illustrative purposes.


            REVERSE             COMMON STOCK         AUTHORIZED AND
          STOCK SPLIT           OUTSTANDING      UNISSUED COMMON STOCK
          -----------           -----------      ---------------------
          1 for 1-1/2            8,182,222             11,817,778
            1 for 3              4,091,111             15,908,889
            1 for 5              2,454,667             17,545,333

               At the Effective Date, each share of the Common Stock issued and outstanding immediately prior thereto (the "Old Common Stock"), will be reclassified as and changed into the appropriate fraction of a share of the Company's Common Stock, par value $.10 per share (the "New Common Stock"), subject to the treatment of fractional share interests as described below. Shortly after the Effective Date, the Company will send transmittal forms to the holders of the Old Common Stock to be used in forwarding their certificates formerly representing shares of Old Common Stock for surrender and exchange for certificates representing whole shares of New Common Stock. No certificates or scrip representing fractional share interests in the New Common Stock will be issued, and no such fractional share interest will entitle the holder thereof to vote, or to any rights of a stockholder of the Company. Any fractional share interest will result in the adjustment of the number of shares either upward or downward to the nearest whole share.


          THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE AUTHORIZATION OF THE BOARD OF DIRECTORS TO EFFECT A REVERSE
                                     STOCK SPLIT


                                     ACCOUNTANTS
                                     -----------

               In July 1995, the Company's Board of Directors engaged Ernst & Young LLP as the independent accountants for the Company for the fiscal year ended July 29, 1995, because the Company deemed it beneficial to retain a larger and an international accounting firm. Berry, Dunn, McNeil & Parker (known as Smith, Batchelder & Rugg prior to a recent merger) had acted as the principal accountants for the Company for the two fiscal years ended July 30, 1994. There was no disagreement between the Company and Berry, Dunn, McNeil & Parker on any matter of accounting principles or practices or financial statement disclosures, nor did their reports contain an adverse opinion, disclaimer of opinion or any modification as to uncertainty, audit scope or accounting principles. After receiving competitive bids from several firms, the Company selected Ernst & Young LLP. The Board of Directors of the Company has selected Ernst & Young LLP as its accountants for the 1996 fiscal year.

               A representative of Ernst & Young LLP is expected to be present at the Meeting and will have the opportunity to make a statement and may be available to respond to appropriate questions.


                                    MISCELLANEOUS
                                    -------------

               All stockholders of record as of September 6, 1996 have or are currently being sent a copy of the Company's Annual Report for the fiscal year ended July 29, 1995 (the "Annual Report") which contains audited financial statements of the Company for the fiscal year ended July 29, 1995, and the Company's 1995 Annual Report on Form 10-KSB as filed with the SEC. The Annual Report is deemed to be part of the material for the solicitation of proxies.


          THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH BENEFICIAL HOLDER OF ITS COMMON STOCK ON SEPTEMBER 6, 1996 WHO DID NOT RECEIVE A COPY OF THE COMPANY'S ANNUAL REPORT, ON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JULY 29, 1995 AS FILED WITH THE SEC. ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO THE SECRETARY, AMERICAN ELECTROMEDICS CORP., 13 COLUMBIA DRIVE, SUITE 18, AMHERST, NEW HAMPSHIRE 03031.

                                    OTHER MATTERS

          Stockholder proposals must be received by the Secretary of the Company, for inclusion in the Company's proxy materials relating to the 1997 Annual Meeting of Stockholders, by May 13, 1997.

          As of the date of this Proxy Statement, the Company knows of no business that will be presented for consideration at the Meeting other than that which has been referred to above. As to other business, if any, that may come before the Meeting, it is intended that Proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the person or persons voting the Proxies.

                                   By order of the Board of Directors


                                   Michael T. Pieniazek
                                   Secretary



     September 9, 1996


     STOCKHOLDERS ARE URGED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

                                                                     PRELIMINARY
                                                                          COPIES

                             AMERICAN ELECTROMEDICS CORP.
                            ANNUAL MEETING OF STOCKHOLDERS
                                   OCTOBER 8, 1996
             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned stockholder of AMERICAN ELECTROMEDICS CORP., a Delaware corporation (the "Company"), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated September 9, 1996, and hereby constitutes and appoints Noel A. Wren and Michael T. Pieniazek to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote at the 1996 Annual Meeting of Stockholders, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

          1.   The election of five (5) directors nominated by the Board of
               Directors:

               [ ]  FOR all nominees listed below [ ]  WITHHOLD AUTHORITY to
                    (except as indicated)              vote for all nominees
                                                       listed below


                             Alan Gelband, Kenneth Levy,
                   Thomas A. Slamecka, Joseph Wear and Noel A. Wren

               (Instruction: To withhold authority to vote for any individual nominee or nominees write such nominee's or nominees, names in the space provided below)
               -----------------------------------------------------------------

          2.   The approval of the 1996 Stock Option Plan:

                    [ ] FOR   [ ] AGAINST    [ ] ABSTAIN

          3. To authorize the Board of Directors to effect a Reverse Stock Split (any one falling within a range between and including a one-for-one and one-half and a one-for-five Reverse Stock Split) of the Company's outstanding Common Stock, depending upon a determination by the Board that a Reverse Stock Split is in the best interests of the Company and the stockholders:

                         [ ] FOR   [ ] AGAINST    [ ] ABSTAIN

          4. Other matters as may properly come before the meeting or any adjournment or adjournments thereof.

          This Proxy, when properly executed, will be voted as directed. If no direction is indicated, the Proxy will be voted FOR each of the above proposals.

                                        Dated:
                                        ____________________________, 1996

                                        _____________________________(L.S.)

                                        _____________________________(L.S.)

                                        Please sign your name exactly as it
                                        appears hereon.  When signing as
                                        attorney, executor, administrator,
                                        trustee or guardian, please give
                                        your full title as it appears
                                        hereon.  When signing as joint
                                        tenants, all parties in the joint
                                        tenancy must sign.  When a proxy is
                                        given by a corporation, it should
                                        be signed by an authorized officer
                                        and the corporate seal affixed.  No
                                        postage is required if returned in
                                        the enclosed envelope and mailed in
                                        the United States.

                                        PLEASE SIGN, DATE AND MAIL THIS
                                        PROXY IMMEDIATELY IN THE ENCLOSED
                                        ENVELOPE.

                                      EXHIBIT A

                             AMERICAN ELECTROMEDICS CORP.

                                1996 STOCK OPTION PLAN


               1.   Purpose.  This 1996 Stock Option Plan (the "Plan")
                    -------
          of American Electromedics Corp., a Delaware corporation (the "Company"), is intended to provide incentives: (a) to certain directors, officers, employees and other persons who perform services for or on behalf of the Company and any subsidiaries of the Company (collectively, the "Subsidiaries") by providing them with opportunities to purchase capital stock in the Company pursuant to options granted hereunder which qualify as "incentive stock options" under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code") ("ISO" or "ISOs") or which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options"); and (b) to individuals who are directors but not also employees of the Company and the Subsidiaries ("Non-Employee Directors"), by providing them with opportunities to purchase capital stock in the Company pursuant to Non-Qualified Options. Both ISOs and Non-Qualified Options are referred to hereinafter individually as an "Option" and collectively as "Options," and persons to whom Options are granted are referred to hereinafter individually as an "Optionee" and collectively as "Optionees."
          As used herein, the term "Subsidiary" means "subsidiary corporation" as that term is defined in Section 424 of the Code.

               2.   Administration of the Plan.  The Plan shall be
                    --------------------------
          administered by the Compensation and Option Committee of the Board of Directors of the Company (the "Committee"), each member of which shall be a "Non-Employee Director" within the meaning of Rule 16b-3 or any successor provision ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee shall consist of two members. Subject to the terms of the Plan, the Committee shall have the authority to (i) determine the employees of the Company and Subsidiaries (from among the class of employees eligible under Section 4 hereof to receive ISOs) to whom ISOs may be granted; (ii) determine the person and the number of shares which may be issued under each Option; (iii) determine the time or times at which Options may be granted; (iv) determine the exercise price of shares subject to each Option, which price shall not be less than the fair market value as specified in Section 6; (v) determine (subject to Sections 7 and 9) the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) determine whether restrictions are to be imposed on shares subject to Options and the nature of such restrictions, if any, and (vi) interpret the Plan and prescribe and rescind rules and regulations relating to it. If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under it shall be final. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Committee or of the Board of Directors of the Company shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

               3.   Stock.  The stock delivered under this Plan shall
                    -----
          be the Company's Common Stock, par value $.10 per share (the "Common Stock"), either authorized and unissued, treasury stock or shares purchased on the open market. The aggregate number of shares which may be issued pursuant to the Plan is 1,500,000 subject to adjustment as provided in Section 13. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject to such Option shall again be available for grants of Options under the Plan.

               4.   Eligible Employees and Others.
                    -----------------------------

                    4.01 Employees.  ISOs and Non-Qualified Options may
                         ---------
          be granted to (i) individuals who are employees of the Company and its Subsidiaries, including officers and directors who are also employees at the time the Option is granted, and (ii) any other persons who perform services for or on behalf of the Company and its Subsidiaries, affiliates or any entity in which the Company has an interest, or who are deemed by the Committee to be in a position to perform such services in the future. Granting of any Option to any person shall neither entitle that person to, nor disqualify him from, participation in any other Option grant.

                    4.02 Non-Employee Directors.  Non-Qualified Options
                         ----------------------
          may be granted to Non-Employee Directors.

               5.   Term of Plan; Granting of Options.  The term of
                    ---------------------------------
          the Plan will commence on the date of adoption of the Plan by the Company's Board of Directors, subject to approval by stockholders within one year of adoption, and terminate on the day immediately preceding the tenth anniversary of said adoption, except as to Options outstanding on that date and subject to earlier termination as provided in Sections 9 and 10 hereof. Options may be granted under the Plan at any time during the term of the Plan. The date of grant of an Option under the Plan shall be the date specified by the Committee at the time it grants the Option; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant.

               6.   Minimum Exercise Price; ISO Limitations.
                    ----------------------------------------

                    6.01 Price for Non-Qualified Options.  The exercise
                         --------------------------------
          price per share for each Non-Qualified Option granted under the Plan shall not be less than the fair market value of the Common Stock on the date of grant of the Option, and in no event shall be less than the minimum legal consideration required therefor under the laws of the State of Delaware or the laws of any jurisdiction in which the Company or its successors in interest may be organized.

                    6.02 Price for ISOs.  The exercise price per share
                         ---------------
          for each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary (a "10% Employee"), the price per share for such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant. For purposes of determining stock ownership under this Section, the rules of Section 424(d) of the Code shall apply.


                    6.03 $100,000 Annual Limitation on ISO Vesting. To the
                         -----------------------------------------
          extent that, in the aggregate under this Plan and all incentive stock option plans of the Company and any Subsidiary, ISOs become exercisable for the first time by an employee during any calendar year with respect to stock having a fair market value (determined at the time the ISOs were granted) in excess of $100,000, such excess amount of stock shall be deemed to have been granted as a Non-Qualified Option, and not as an ISO.

                    6.04 Determination of Fair Market Value.  If at the
                         ----------------------------------
          time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall be (i) the mean (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange;
          (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ Electronic Bulletin Board (or other interdealer quotation system), if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ Electronic Bulletin Board (or other interdealer quotation system). However, if the Common Stock is not publicly traded at the time an Option is granted under the Plan, the "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee in good faith after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.


               7.   Option Duration.  Subject to earlier termination
                    ----------------
          as provided in Sections 9 and 10, each Option shall expire on the date specified by the Committee, but not more than (i) ten (10) years from the date of grant in the case of Non-Qualified Options, (ii) five (5) years from the date of grant in the case of ISOs generally, and (iii) five (5) years from the date of grant in the case of ISOs granted to a 10% Employee, as determined under Section 6.02. Subject to earlier termination as provided in Sections 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to Section 16.

               8.   Exercise of Option.  Subject to the provisions of
                    ------------------
          Sections 9 through 12, each Option granted under the Plan shall be exercisable as follows:

                    8.01 Vesting.  The Option shall either be fully
                         -------
          exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify, provided that an Option granted to a director or officer of the Company may not vest earlier than six (6) months from the date of grant.

                    8.02 Full Vesting of Installments.  Once an
                         ----------------------------
          installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

                    8.03 Partial Exercise.  Each Option or installment
                         ----------------
          may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

                    8.05 Acceleration of Vesting.  The Committee shall
                         -----------------------
          have the right to accelerate the date of exercise of any installment of any Option, provided that the Committee shall not, without the consent of an Optionee, accelerate the exercise date of any installment of any Option granted to any employee as an ISO if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Section 6.03.

               9.   Termination of Employment.  If an Optionee ceases
                    -------------------------
          his employment with, or service by, the Company and all Subsidiaries other than by reason of death or disability as defined in Section 10 or by the Company or any Subsidiary for cause, no further installments of his Options shall become exercisable, and his Options shall terminate after the passage of one (1) year from the date of termination of his employment or service (or three (3) months as to ISOs), but in no event later than on their specified expiration dates, during which period he shall have the right to exercise any Options exercisable by him on the date of termination of employment, subject to exercise for such other periods as determined by the Committee at the time of grant. Options held by an Optionee whose termination of employment or service is for cause shall terminate upon such termination. For purposes of this Section 9 only, employment or service shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service). A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment or service under this Section 9, provided that such written approval contractually obligates the Company or any Subsidiary to continue the employment or service of the Optionee after the approved period of absence. Options granted under the Plan shall not be affected by any change of employment within or among the Company and Subsidiaries, so long as the Optionee continues to be an employee of the Company or any Subsidiary. Nothing in the Plan shall be deemed to give any Optionee the right to be retained in employment or other service by the Company or any Subsidiary for any period of time. The Committee may, in its sole discretion, change the termination period for any option from the period provided for in this Section 9 or in Section 10 a period less than the respective periods specified herein.

               10.  Death; Disability.
                    -----------------

                    10.1 Death.  If an Optionee ceases his employment
                         -----
          with or service by the Company and all Subsidiaries by reason of his death, any Option may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the Option by will or by the laws of descent and distribution at any time within one (1) year from the date of the Optionee's death or such later date as fixed by the Committee as to Non-Qualified Options, but in no event later than on their specified expiration dates.

                    10.02     Disability.  If an Optionee ceases his
                              ----------
          employment with or service by the Company and all Subsidiaries by reason of his disability, he shall have the right to exercise any Option held by him on the date of termination of employment, to the extent of the number of shares with respect to which he could have exercised it on that date, at any time prior to one (1) year from the date of the termination of the Optionee's employment or service or such later date as fixed by the Committee as to Non-Qualified Options, but in no event later than on their specified expiration dates. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or successor statute.


               11.  Assignability.  No Option shall be assignable
                    -------------
          or transferable by the Optionee except (i) by will or by the laws of descent and distribution or (ii) with respect to Non-Qualified Stock Options, to a spouse or lineal descendant or lineal ascendant of the Optionee, and are exercisable during the lifetime of the Optionee only by the Optionee or by the Optionee's guardian or legal representative or permitted assignee.

               12.  Terms and Conditions of Options.  Options shall be
                    -------------------------------
          evidenced instruments (which need not be identical) in such forms as the Committee may from time to time approve (the "Option Agreements"). The Option Agreements shall conform to the terms and conditions set forth in Sections 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon the exercise of Options. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver the Option Agreements. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of the Option Agreements.

               13.  Adjustments.  Upon the occurrence of any of the
                    -----------
          following events, an Optionee's rights with respect to Options granted to him hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the Optionee and the Company relating to such
          Option:

                    13.01     Stock Dividends and Stock Splits.  If the
                              ---------------------------------
          shares of Common Stock shall be subdivided or combined into a smaller or greater number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately decreased or increased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

                    13.02     Consolidations or Mergers.  If the Company is
                              -------------------------
          to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; (ii) upon written notice to the Optionees, provide that all Options must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable) over the exercise price thereof.

                    13.03     Recapitalization or Reorganization.  In the
                              ----------------------------------
          event of a recapitalization or reorganization of the Company (other than a transaction described in Section 13.02) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an Optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he would have received if he had exercised his Option prior to such recapitalization or reorganization.

                    13.04     Change in Control.  In the event of a change
                                        -----------------
          in control of the Company, all Options under the Plan which are not fully vested shall vest 100% and shall be immediately exercisable. For purposes of this Plan, a "change in control" shall mean any of the following events: (a) the Company receives a report on Schedule 13D filed with the Securities and Exchange Commission pursuant to Section 13(d) of the Exchange Act disclosing that any person, group, corporation or other entity is the beneficial owner, directly or indirectly, of twenty percent (20%) or more of the outstanding Common Stock of the Company; (b) any person (as such term is defined in Section 13(d) of the Exchange Act), group, corporation or other entity other than the Company or any Subsidiary, purchases shares pursuant to a tender offer or exchange offer to acquire any Common Stock of the Company for cash, securities or any other consideration, provided that after consummation of the offer, the person, group, corporation or other entity in question is the beneficial owner (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of twenty percent (20%) or more of the outstanding Common Stock of the Company (calculated as provided in paragraph (d) of Rule 13d-3 under the Exchange Act in the case of rights to acquire common stock); (c) the stockholders of the Company approve (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, or (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or (d) there shall have been a change in a majority of the members of the Board of Directors of the Company within a twenty-four (24) month period unless the election or nomination for election by the Company's stockholders of each new director was approved by the vote of two-thirds of the directors then still in office who were in office at the beginning of the twenty-four (24) month period.

                    13.05     Modification of ISOs.  Notwithstanding the
                              ---------------------
          foregoing, any adjustments made pursuant to Section 13.01, 13.02,
          13.03 or 13.04 with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.

                    13.06     Dissolution or Liquidation.  In the event of
                              --------------------------
          the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

                    13.07     Issuances of Securities.  Except as expressly
                              -----------------------
          provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

                    13.08     Fractional Shares.  No fractional shares
                              -----------------
          shall be issued under the Plan and the Optionee shall receive from the Company cash in lieu of such fractional shares.

                    13.09     Adjustments.  Upon the happening of any of
                              -----------
          the events described in Section 13.01, 13.02, 13.03 or 13.04 above, the class and aggregate number of shares set forth in
          Section 3 hereof that are subject to Options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this Section 13 and, subject to Section 2 hereof, its determination shall be conclusive.

               14.  Means of Exercising Options.  An Option (or any
                    ---------------------------
          installment or portion of an installment thereof) shall be exercised by giving written notice to the Company at its principal office address. The notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the purchase price therefor either: (a) in United States dollars in cash or by check; (b) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option; or (c) at the discretion of the Committee, by any combination of (a) and (b) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (b) or (c) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the Option in question. An Optionee shall not have the rights of a stockholder with respect to the shares covered by his Option until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in Section 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

               15.  Termination or Amendment of Plan.  The Board of
                    --------------------------------
          Directors may terminate or amend the Plan in any respect at any time; however, without the approval of the Company's stockholders obtained within twelve (12) months before or after the Board of Directors adopts a resolution authorizing any such termination or amendment, the Board of Directors may not so terminate or amend the Plan if prior stockholder approval is then required by
          Section 16(b) of the Exchange Act, applicable Delaware law or tax law, or the rules of any applicable national securities exchange or national stock quotation system on which the Common Stock may then be listed or traded. Except as otherwise provided in this
          Section 15, in no event may action of the Board of Directors or stockholders alter or impair the rights of an Optionee, without his consent, under any Option previously granted to him.

               16.  Notice to Company of Disqualifying Disposition.
                    -----------------------------------------------
          By accepting an ISO granted under the Plan, each Optionee agrees to notify the Company in writing immediately after making a Disqualifying Disposition, as described in Sections 421, 422 and 424 of the Code and regulations thereunder, of any stock acquired under the Plan (or stock received in a transaction described in Section 424(b) or 424(c)(1)(B) of the Code, relating to distributions of stock with respect to stock acquired under the Plan and certain tax-free exchanges of stock acquired under the Plan for other stock or securities). A Disqualifying Disposition (with certain exceptions) is generally any disposition within two
          (2) years of the date the ISO was granted or within one (1) year of the date the ISO was exercised, whichever period ends later. With respect to stock held jointly with right of survivorship, a termination of such joint tenancy may constitute a Disqualifying Disposition. This Section 16 shall be made binding upon the Optionee and upon any transferee of stock described in this Section to whom Section 424(c)(4)(B) of the Code applies.

               17.  Withholding of Additional Income Taxes.  Upon the
                    --------------------------------------
          exercise of a Non-Qualified Option or the making of a Disqualifying Disposition (as defined in Section 16), the Company may withhold taxes in respect of amounts that constitute compensation includible in gross income, whenever the Company determines that such withholding is required. The Committee in its discretion may condition the exercise of an Option on the Optionee's making satisfactory arrangement for such withholding. In addition to tax withholding, government regulations may impose reporting or other obligations on the Company with respect to the Plan. For example, the Company may be required to send tax information statements to employees and former employees that exercise ISOs.

               18.  Governing Law, Construction.  The validity and
                    ---------------------------
          construction of the Plan and the agreements evidencing Options shall be governed by the laws of the State of Delaware, or the laws of any jurisdiction in which the Company or its successors in interest may be organized. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.


                                        Adopted by the Board of Directors
                                        on August 12, 1996 and approved by
                                        the stockholders of the Company on
                                        the 10th day of October, 1996.

                                      EXHIBIT B:

                               THE REVERSE STOCK SPLIT


          RESOLVED, that, prior to the Company's next Annual Meeting of Stockholders, on the condition that no other amendment to the Company's Restated Certificate of Incorporation shall have been filed subsequent to October 8, 1996 effecting a reverse stock split of the Common Stock, Article ____ of the Company's Restated Certificate of Incorporation be amended by addition of the following provision:

               Simultaneously with the effective date of this amendment (the "Effective Date"), each share of the Company's Common Stock, par value $.10 per share, issued and outstanding immediately prior to the Effective Date (the "Old Common Stock") shall automatically and without any action on the part of the holder thereof be reclassified as and changed, pursuant to a reverse stock split, into any fraction thereof falling within a range between and including one-and-one-half and one-fifth (1/5) of a share of the Company's outstanding Common Stock, par value $.10 per share (the "New Common Stock"), depending upon a determination by the Board that a Reverse Stock Split is in the best interests of the Company and the stockholders, subject to the treatment of fractional share interests as described below. Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (the "Old Certificates," whether one or more) shall be entitled to receive upon surrender of such Old Certificates to the Company's Transfer Agent for cancellation, a certificate or certificates (the "New Certificates," whether one or more) representing the number of whole shares of the New Common Stock into which and for which the shares of the Old Common Stock formerly represented by such Old Certificates so surrendered, are reclassified under the terms hereof. From and after the Effective Date, Old Certificates shall represent only the right to receive New Certificates pursuant to the provisions hereof. No certificates or scrip representing fractional share interests in New Common Stock will be issued, and no such fractional share interest will entitle the holder thereof to vote, or to any rights of a shareholder of the Company. Any fraction of a share of New Common Stock to which the holder would otherwise be entitled will be adjusted upward or downward to the nearest whole share. If more than one Old Certificate shall be surrendered at one time for the account of the same stockholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. In the event that the Company's Transfer Agent determines that a holder of Old Certificates has not tendered all his certificates for exchange, the Transfer Agent shall carry forward any fractional share until all certificates of that holder have been presented for exchange such that payment for fractional shares to any one person shall not exceed the value of one share. If any New Certificate is to be issued in a name other than that in which the Old Certificates surrendered for exchange are issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting such exchange shall affix any requisite stock transfer tax stamps to the Old Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the Transfer Agent that such taxes are not payable. From and after the Effective Date the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so reclassified, until thereafter reduced or increased in accordance with applicable law.

          FURTHER RESOLVED, that at any time prior to the filing of the foregoing amendment to the Company's Restated Certificate of Incorporation effecting a Reverse Stock Split, notwithstanding authorization of the proposed amendment by the stockholders of the Company, the board of directors may abandon such proposed amendment without further action by the stockholders.